Putnam
Asia Pacific
Growth Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-98


[LOGO: BOSTON * LONDON * TOKYO]


Fund highlights

* Putnam Asia Pacific Growth Fund's class A shares were ranked in the top 17% by Lipper Analytical Services for the 5-year period ended September 30, 1998. The fund ranked 3 out of 17 Pacific region funds ranked.*


* "Before bankers, economists, and journalists talk the world into depression, they should look again at East Asia . . . it offers the first glimmer of hope."

                      -- The Economist, October 17, 1998

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

17 Financial statements

* Past performance is not indicative of future results. Lipper is an industry research firm whose rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. For the one-year period ended 9/30/98, the fund ranked 11 out of 46 funds. The fund was not ranked over longer periods. Performance of other share classes will vary.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

This is one of those times that shareholders with long-term investment horizons, patience, and confidence in the future must put their convictions to the test. It is especially the case for investors in the beleaguered Asia Pacific region.

You should find reassurance in the following report from the management of Putnam Asia Pacific Growth Fund for fiscal 1998. As you will see, your fund's managers are not merely riding out the storm. While they are attentive to minimizing losses, they are also positioning the portfolio in what they believe will be the most advantageous way to derive maximum benefit from the recovery they believe will eventually come to the region.

Only time will tell when the environment will change and how astute the managers' decisions will prove to be. But given their individual and collective expertise, I think a high degree of confidence is warranted.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
November 18, 1998



Report from the Fund Managers
David K. Thomas
Paul C. Warren

After more than a year of volatile equity trading and downward pressure on currencies, a period of relative calm has descended over the Asian financial markets. In fact, many Asian markets outperformed their large Western counterparts in September. Although the region's financial problems are far from over, this time of relative stability has afforded us opportunities to position Putnam Asia Pacific Growth Fund in quality companies that we believe have the potential to grow despite the region's ongoing economic difficulties.

Although the precipitous declines of the Asian markets during the period caused the fund's absolute performance to be disappointing, its performance relative to its peers remains solid. For the year ended September 30, 1998, the fund's class A shares had a total return of -34.47% at net asset value (-38.24% at public offering price). Yet, for the year, the fund ranked in the top quartile of its peer group according to Lipper Analytical Services. For more detailed information from Lipper, please turn to page 2, and for additional performance information, including results for other share classes, please turn to page 9.

* JAPAN: OPPORTUNITIES EXIST EVEN IN DIFFICULT MARKET

There's been little good news to report regarding Japan's lingering recession and depressed banking system. Some estimates put the amount of problem loans in the Japanese banking system at 30% of gross domestic product. Although the Japanese government announced a large-scale bailout package just after the close of the fund's annual reporting period, most investors remain pessimistic about the government's ability to deal with the banks or to stimulate demand in the economy.

Interestingly enough, even within such a negative investment climate we have found some stocks that we believe represent attractive investment opportunities. Stocks of companies in the Japanese electric power industry are currently exceptionally cheap and offer attractive yields. These companies are also beginning to manage their capital expenditures better and this could raise their return on equity in the future. Some of the companies we have targeted in this area include Tokyo Electric Power and Kyushu Electric Power.

After years of weakness, the dramatic 7% strengthening of the yen against the U.S. dollar just after the fiscal year's end had potentially negative implications for the large-scale multinational companies we have favored for some time. However, we believe this strengthening was a short-term trading phenomenon. Therefore, we believe quality manufacturers such as Sony, Honda, and Fujitsu are now even more attractively valued and will continue to leverage their global brand names around the world. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* AUSTRALIA AND SINGAPORE OFFER RELATIVELY SAFE HAVENS

As investors in the Pacific Rim, we are constantly evaluating the quality of each market relative to the rest of the region. This search for relative merit has led us to stocks in Australia and Singapore. In Australia, we focused on banking stocks such as Commonwealth Bank of Australia. Commonwealth offers a low valuation based on its forward price-to-earnings ratio as well as a high dividend yield. We believe that should the Australian economy maintain reasonably steady growth and low interest rates, banking stocks such as Commonwealth could benefit.


[GRAPHIC OMITTED: horizontal bar chart of COUNTRY ALLOCATIONS]

COUNTRY ALLOCATIONS*

Japan             59.3%

Australia         17.6%

Hong Kong          8.2%

Singapore          3.9%

United States      2.3%

Footnote reads:
*Based on net assets as of 9/30/98. Holdings will vary over time.


Singapore -- although affected by the economic and political chaos of its neighbors Malaysia and Indonesia -- continues to hold a fiscal and current account surplus. In this market, we looked for companies that could actually benefit from the weakness of currencies in the region. For example, the relative attractiveness in price of the goods and services offered by a company such as Venture Manufacturing is improved when it obtains subcontracting work from major U.S. multinationals such as Hewlett Packard and Compaq Computer. We've also seen favorable developments in companies such as Singapore Press, the largest newspaper publishing company in Singapore, which has a strong balance sheet and has started a stock buyback program.

* HONG KONG POSITION RE-ESTABLISHED; EMERGING ASIAN MARKETS GENERALLY
AVOIDED

Heading into this past summer, we moved to reduce our exposure to Hong Kong. The Hong Kong dollar's peg to the U.S. dollar came under intense speculative pressure and forced the authorities to raise interest rates to punitively high levels. This proved a devastating development for property and banking firms as well as for the Hong Kong economy as a whole. In a series of disturbing instances, the Hong Kong Monetary Authority bought significant blocks of stock of several blue-chip companies in a bid to prop up the value of the market.

Since then, short-term rates have fallen from these high levels and we have begun to develop positions in some property companies that are now trading at unusually attractive valuations because of precipitous falls in their stock prices. Some examples include Sun Hung Kai Properties and Cheung Kong Holdings, both purchased just after the close of the fund's reporting period.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Honda Motor Co., Ltd. (Japan)
Automotive

Commonwealth Bank of Australia (Australia)
Insurance and finance

Fujitsu Ltd. (Japan)
Computer services and software

Tokyo Electric Power Co. (Japan)
Utilities

KAO Corp. (Japan)
Consumer nondurables

Bridgestone Corp. (Japan)
Automotive

Canon, Inc. (Japan)
Photography

Sony Corp. (Japan)
Electronics and electrical equipment

Fuji Photo Film Co. (Japan)
Photography

Fuji Heavy Industries (Japan)
Automotive

These holdings represent 28.1% of the fund's net assets as of 9/30/98. Portfolio holdings will vary over time.


For the most part, we have avoided the emerging economies of Asia. The fund was not affected by the capital controls imposed by the Malaysian government or the near anarchy of Indonesia following the resignation of that country's long-time leader. We were heartened, however, by the stabilization of the Thai economy, which led us to start some small positions there. One example was PTT Exploration (purchased following the close of the fund's fiscal year), the leading oil company in Thailand.

* OPTIMISM TEMPERED WITH CAUTION GOING FORWARD

For the time being, we will continue to add to the fund's holdings in Hong Kong, Singapore, and other countries that may appear likely to benefit from lower interest rates in their own markets. Additionally, should interest rates move lower in the world's major industrialized economies, the relative attractiveness of many of the Asian markets may become apparent.

There is no getting around the fact that it may still take some time before we see a sustained recovery in the region. Certainly, while many of the Asian economies have stabilized, the long process of recapitalizing their respective banking systems still lies ahead. Additionally, any recovery is dependent on developments in the region's largest economy, Japan.

However, we are heartened by the fact that as the fund moves into its new fiscal year, we are seeing evidence of a major change in sentiment. With interest-rate premiums falling -- that is, the extra level of compensation demanded in exchange for the risk of lending or investing -- we are more optimistic about finding quality investment opportunities in Asia and for the fund's prospects in 1999.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/98, there is no guarantee the fund will continue to hold these securities in the future. The fund concentrates its investments in one region or industry and involves more risk than a fund that invests more broadly. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments, not present with domestic investments.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Asia Pacific Growth Fund is designed for investors seeking capital appreciation through common stocks and other securities of companies located in the Asia and the Pacific Rim.


TOTAL RETURN FOR PERIODS ENDED 9/30/98

                                Class A           Class B           Class M
(inception date)               (2/20/91)         (6/1/93)          (2/1/95)
                              NAV      POP      NAV     CDSC      NAV      POP
------------------------------------------------------------------------------
1 year                     -34.47%  -38.24%  -34.93%  -38.19%  -34.75%  -37.04%
------------------------------------------------------------------------------
5 year                     -13.20   -18.16   -16.27   -17.77   -15.23   -18.18
Annual average              -2.79    -3.93    -3.49    -3.84    -3.25    -3.93
------------------------------------------------------------------------------
Life of fund                16.85    10.18    10.18    10.18    12.13     8.20
Annual average               2.07     1.28     1.28     1.28     1.52     1.04
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/98

                                               MSCI               Consumer
                                          Pacific Index          Price Index
------------------------------------------------------------------------------
1 year                                       -35.53%                1.36%
------------------------------------------------------------------------------
5 year                                       -39.73                12.61
Annual average                                -9.63                 2.40
------------------------------------------------------------------------------
Life of fund                                 -31.73                21.22
Annual average                                -4.91                 2.57
------------------------------------------------------------------------------

Past performance is no assurance of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

This performance information does not reflect any market volatility that may have occurred since the date of the information. As a result, more recent returns may be more or less than those shown.

[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
2/20/91

               Fund's class A     MSCI Pacific   Consumer Price
Date            shares at POP        Index           Index

2/28/91             9,429           10,000          10,000
9/30/91             8,879            9,558          10,178
9/30/92             8,978            8,071          10,482
9/30/93            12,692           11,330          10,764
9/30/94            16,138           12,319          11,083
9/30/95            15,471           11,788          11,364
9/30/96            16,248           12,150          11,705
9/30/97            16,815           10,591          11,957
9/30/98           $11,018           $6,827         $12,122

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $11,018 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $11,213 ($10,820 at public offering price). See first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION INFORMATION
12 months ended 9/30/98

                             Class A            Class B            Class M
------------------------------------------------------------------------------
Distributions (number)          1                 --                  1
------------------------------------------------------------------------------
Income                       $0.088            $0.000              $0.004
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                      --                --                  --
------------------------------------------------------------------------------
Short-term                     --                --                  --
------------------------------------------------------------------------------
 Total                       $0.088            $0.000              $0.004
------------------------------------------------------------------------------
Share value:             NAV        POP          NAV             NAV      POP
------------------------------------------------------------------------------
9/30/97                 $13.58     $14.41      $13.34           $13.46  $13.95
------------------------------------------------------------------------------
9/30/98                   8.83       9.37        8.68             8.78    9.10
------------------------------------------------------------------------------

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Morgan Stanley Capital International (MSCI) Pacific Index is an index of approximately 418 equity securities issued by companies located in five Asian countries. All values are expressed in U.S. dollars. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Quality Bond Fund +

High Yield Advantage Fund [DBL. DAGGER]

High Yield Total Return Fund

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 *Formerly Putnam Diversified Income Trust II

 +Formerly Putnam Federal Income Trust

 [DBL. DAGGER] Closed to new investors. Some exceptions may apply.
               Contact Putnam for details.

 [SECTION MARK] Not available in all states.

 **An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

   Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.


Report of independent accountants
For the fiscal year ended September 30, 1998

To the Trustees and Shareholders of
Putnam Asia Pacific Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam
Asia Pacific Growth Fund at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 10, 1998




Portfolio of investments owned
September 30, 1998

COMMON STOCKS  (95.2%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Australia  (17.6%)
--------------------------------------------------------------------------------------------------------------------------
            170,000  AMP Ltd.                                                                               $    2,065,041
            249,500  AMP Ltd.144A                                                                                3,030,751
            220,000  Brambles Industries Ltd.                                                                    4,760,411
            927,770  Commonwealth Bank of Australia                                                             11,004,824
          1,211,400  CSL Ltd.                                                                                    7,195,716
            829,000  Foster's Brewing Group Ltd.                                                                 1,812,128
          1,370,000  Goodman Fielder Ltd. ADR                                                                    1,798,454
            375,400  John Fairfax Holdings Ltd.                                                                    633,285
            280,000  Lend Lease Corp. Ltd.                                                                       5,987,520
            215,428  News Corp. Ltd. ADR                                                                         5,520,343
            638,918  QBE Insurance Group Ltd.                                                                    2,334,031
            229,050  Rio Tinto Ltd.                                                                              2,778,257
          1,119,386  Westpac Banking Corp.                                                                       6,174,403
          1,711,399  Woolworth Co.                                                                               5,916,443
                                                                                                            --------------
                                                                                                                61,011,607

Hong Kong  (8.2%)
--------------------------------------------------------------------------------------------------------------------------
            838,000  Asia Satellite Telecommunications Holdings Ltd.                                             1,000,387
          4,408,000  Dairy Farm International Holdings Ltd.                                                      4,672,480
          1,682,500  Hong Kong Electric Holdings Ltd.                                                            5,786,749
            709,200  Hong Kong Telecommunications Ltd.                                                           1,395,793
          2,473,500  Johnson Electric Holdings Ltd.                                                              4,692,579
          1,742,000  Li & Fung Ltd.                                                                              2,810,221
          1,296,000  Smartone Telecommunications                                                                 3,537,511
            300,000  South China Morning Post Ltd.                                                                 118,087
          2,211,000  Varitronix International Ltd.                                                               4,294,451
                                                                                                            --------------
                                                                                                                28,308,258

Japan  (59.3%)
--------------------------------------------------------------------------------------------------------------------------
            159,600  Aoyamma Trading Co. Ltd.                                                                    3,397,484
            217,000  Asahi Bank Ltd.                                                                               603,219
            471,000  Bridgestone Corp.                                                                           9,475,129
            459,000  Canon, Inc.                                                                                 9,300,879
            347,000  Chubu Electric Power, Inc.                                                                  5,546,416
            556,000  Dai Nippon Printing Co., Ltd.                                                               7,125,912
            658,000  Diawa House Industry Co., Ltd.                                                              5,968,691
          1,559,000  Fuji Heavy Industries                                                                       8,120,030
            251,000  Fuji Photo Film Co.                                                                         8,629,848
          1,207,000  Fujitsu Ltd.                                                                               10,418,875
             30,000  Fujitsu Support and Services Inc. 144A                                                      1,141,185
             70,000  Futaba Corp.                                                                                2,509,144
            394,000  Honda Motor Co., Ltd.                                                                      11,961,231
            154,000  Hoshiden Corp. (NON)                                                                        2,101,024
             72,000  Ito-Yokado Co., Ltd.                                                                        3,423,556
            611,000  KAO Corp.                                                                                   9,743,820
            314,000  Kyushu Electric Power Inc.                                                                  5,087,857
             64,000  Mabuchi Motor                                                                               4,002,927
            261,000  Matsushita-Kotobuki Electronics Industries, Ltd.                                            5,918,801
            232,000  Mitsumi Electric Company, Ltd.                                                              4,234,382
            224,000  Murata Manufacturing Co. Ltd.                                                               7,554,061
          2,550,000  Nikko Securities Co. Ltd.                                                                   5,465,619
              1,040  Nippon Telegraph and Telephone Corp.                                                        7,569,862
             13,810  Nippon Television Network Corp.                                                             3,859,123
            370,000  Omron Corp.                                                                                 3,667,521
            126,000  Onward Kashiyama Co. Ltd.                                                                   1,545,735
             78,600  Promise Co., Ltd.                                                                           3,536,138
            790,000  Ricoh Co., Ltd.                                                                             7,281,640
             73,000  Rohm Co. Ltd.                                                                               6,942,210
            176,000  Sankyo Co., Ltd.                                                                            3,888,223
                900  Santen Pharmaceutical Co. Ltd                                                                  12,608
            128,000  Secom Co., Ltd.                                                                             7,959,036
            129,300  Sony Corp.                                                                                  8,976,278
             80,000  Takeda Chemical Industries                                                                  2,136,065
            517,600  Tokyo Electric Power Co.                                                                    9,882,489
            307,000  Yamanouchi Pharmaceutical Co., Ltd.                                                         6,602,635
                                                                                                            --------------
                                                                                                               205,589,653

New Zealand  (1.0%)
--------------------------------------------------------------------------------------------------------------------------
            900,400  Telecom Corp. of New Zealand Ltd.                                                           3,446,785

Singapore  (3.9%)
--------------------------------------------------------------------------------------------------------------------------
            390,000  Development Bank of Singapore Ltd.                                                          1,570,625
            185,000  Singapore Press Holdings Ltd.                                                               1,533,906
          1,599,000  Singapore Telecommunications, Ltd.                                                          2,670,524
          2,572,500  Venture Manufacturing Ltd.                                                                  7,922,416
                                                                                                            --------------
                                                                                                                13,697,471

South Korea  (0.6%)
--------------------------------------------------------------------------------------------------------------------------
             78,067  Samsung Electronics Co.                                                                     2,136,506

Taiwan  (1.6%)
--------------------------------------------------------------------------------------------------------------------------
            505,300  Asustek Computer, Inc. GDR (NON)                                                            3,537,100
            173,275  Taiwan Semiconductor Manufacturing Co. ADR (NON)                                            2,122,619
                                                                                                            --------------
                                                                                                                 5,659,719

United Kingdom  (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            136,677  HSBC Holdings PLC                                                                           2,504,760

United States  (2.3%)
--------------------------------------------------------------------------------------------------------------------------
            276,000  AFLAC Inc.                                                                                  7,883,251
                                                                                                            --------------
                     Total Common Stocks   (cost $351,504,019)                                              $  330,238,010

SHORT-TERM INVESTMENTS  (3.5%) (a)(cost $12,238,853)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $12,237,000  Interest in $471,473,000 joint repurchase agreement dated September 30,1998 with Credit Suisse First
                       Boston Global due October 1,1998 with respect
                       to various U.S. Treasury obligations -- maturity value
                       of $12,238,853 for an effective yield of 5.45%                                       $   12,238,853
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $363,742,872) (b)                                              $  342,476,863
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $346,797,658.

  (b) The aggregate identified cost on a tax basis is $366,213,646, resulting in gross unrealized appreciation and depreciation of $1,039,708 and $24,776,491, respectively, or net unrealized depreciation of $23,736,783.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR, GDR or after the name of a foreign holding stands for American Depository Receipts, Global Depository
      Receipts or respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

      The fund had the following industry group concentrations greater than 10% at September 30, 1998 (as a percentage of net assets):

         Electronics and Electrical Equipment          20.4%

         Insurance and Finance                         15.0

         Utilities                                     10.2


------------------------------------------------------------------------------------
Forward Currency Contracts to Sell at September 30, 1998
                         Market        Aggregate Face    Delivery    Unrealized
                          Value            Value          Date      Appreciation
------------------------------------------------------------------------------------
Australian Dollars     $22,782,375      $24,119,692     11/12/98     $1,337,317
Japanese Yen           103,501,250      105,681,575      3/15/99      2,180,325
------------------------------------------------------------------------------------
                                                                     $3,517,642
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
September 30, 1998
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $363,742,872) (Note 1)                                            $342,476,863
-----------------------------------------------------------------------------------------------
Foreign currency (cost $38,992)                                                          38,573
-----------------------------------------------------------------------------------------------
Interest, dividends and other receivables                                             1,905,668
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                4,407,727
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        2,381,896
-----------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                        3,517,642
-----------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                        772,243
-----------------------------------------------------------------------------------------------
Total assets                                                                        355,500,612

Liabilities
-----------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                          1,986
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      6,037,452
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            1,156,023
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            851,306
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               76,189
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            24,853
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,908
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  288,332
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  264,905
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     8,702,954
-----------------------------------------------------------------------------------------------
Net assets                                                                         $346,797,658

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $552,619,757
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                         23,215,866
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                              (211,289,288)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and assets and liabilities in foreign currencies                                    (17,748,677)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $346,797,658

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($240,977,960 divided by 27,294,960 shares)                                               $8.83
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $8.83)*                                    $9.37
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($100,331,308 divided by 11,562,364 shares)**                                             $8.68
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($5,488,390 divided by 624,974 shares)                                                    $8.78
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $8.78)*                                    $9.10
-----------------------------------------------------------------------------------------------
  * On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended September 30, 1998
Investment income:
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $828,511)                                        $  11,512,040
-----------------------------------------------------------------------------------------------
Interest                                                                              1,415,393
-----------------------------------------------------------------------------------------------
Total investment income                                                              12,927,433

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      4,179,722
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        1,421,372
-----------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                       26,756
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          9,321
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   955,986
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 1,397,796
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    55,828
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  74,680
-----------------------------------------------------------------------------------------------
Auditing                                                                                 63,105
-----------------------------------------------------------------------------------------------
Legal                                                                                     7,930
-----------------------------------------------------------------------------------------------
Postage                                                                                 130,689
-----------------------------------------------------------------------------------------------
Other                                                                                   502,125
-----------------------------------------------------------------------------------------------
Total expenses                                                                        8,825,310
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (405,893)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          8,419,417
-----------------------------------------------------------------------------------------------
Net investment income                                                                 4,508,016
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (148,484,966)
-----------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                          22,308,306
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                    3,520,122
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                         (104,716,629)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                            (227,373,167)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                              $(222,865,151)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended September 30
                                                                                -------------------------------
                                                                                           1998            1997
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $  4,508,016    $    455,571
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments
and foreign currency transactions                                                  (126,176,660)    (30,517,612)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign currencies                                       (101,196,507)     55,964,786
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                    (222,865,151)     25,902,745
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                          (3,446,213)     (6,762,186)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                                  --      (5,832,588)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                              (2,733)       (287,728)
---------------------------------------------------------------------------------------------------------------
  In excess of net investment income
    Class A                                                                                  --      (1,179,833)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                                  --      (1,017,641)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                                  --         (50,201)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                                                              (151,334,815)    255,981,851
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                            (377,648,912)    266,754,419

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   724,446,570     457,692,151
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income and distributions in excess of net investment
income of $23,215,866 and $2,876,009, respectively)                                $346,797,658    $724,446,570
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                        Year ended September 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $13.58           $13.63           $13.58           $14.64           $11.55
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .11(c)           .05(c)           .03(c)           .02              .04
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                          (4.77)             .41              .63             (.63)            3.09
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               (4.66)             .46              .66             (.61)            3.13
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.09)            (.43)            (.60)            (.04)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --             (.08)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --             (.41)            (.04)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --             (.01)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.09)            (.51)            (.61)            (.45)            (.04)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $8.83           $13.58           $13.63           $13.58           $14.64
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                          (34.47)            3.47             5.02            (4.14)           27.15
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $240,978         $515,107         $223,307         $158,773         $149,486
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.46             1.50             1.54             1.55             1.53
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                     1.05              .40              .20              .14             (.01)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             128.25            89.77            72.68            91.13            65.02
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended September 30, 1995, and thereafter includes amounts paid through expense offset arrangements and brokerage service arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions from net investment income amounted to less than $.01 per share.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                        Year ended September 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $13.34           $13.41           $13.37           $14.53           $11.54
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .03(c)          (.06)(c)         (.07)(c)         (.07)            (.03)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                          (4.69)             .41              .63             (.64)            3.06
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               (4.66)             .35              .56             (.71)            3.03
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                      --             (.36)            (.51)            (.04)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --             (.06)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --             (.41)            (.04)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --             (.01)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    --             (.42)            (.52)            (.45)            (.04)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $8.68           $13.34           $13.41           $13.37           $14.53
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                          (34.93)            2.66             4.33            (4.88)           26.31
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $100,331         $199,036         $225,241         $144,514         $110,951
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            2.21             2.25             2.30             2.31             2.27
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                      .32             (.45)            (.55)            (.62)            (.73)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             128.25            89.77            72.68            91.13            65.02
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended September 30, 1995, and thereafter includes amounts paid through expense offset arrangements and brokerage service arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions from net investment income amounted to less than $.01 per share.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                    February 1, 1995+
operating performance                                                       Year ended September 30               to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $13.46           $13.54           $13.53           $12.41
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                           .06(c)          (.02)(c)         (.03)(c)         (.01)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                           (4.74)             .41              .63             1.13
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                (4.68)             .39              .60             1.12
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                       --(d)          (.40)            (.58)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                       --             (.07)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                          --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                     --               --             (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     --             (.47)            (.59)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                        $8.78           $13.46           $13.54           $13.53
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                           (34.75)            2.93             4.65             9.03*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                      $5,488          $10,304           $9,144           $2,829
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.96             2.00             2.06             2.09*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                                       .57             (.17)            (.24)            (.45)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              128.25            89.77            72.68            91.13
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended September 30, 1995, and thereafter includes amounts paid through expense offset arrangements and brokerage service arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions from net investment income amounted to less than $.01 per share.




Notes to financial statements
September 30, 1998

Note 1
Significant accounting policies

Putnam Asia Pacific Growth Fund (The "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks and other securities of companies located in Asia and in the Pacific Basin.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price on the principal market in which the securities are traded, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees. (See Section F of Note 1 with respect to the valuation of forward currency contracts.) Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended September 30, 1998, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 1998, the fund had a capital loss carryover of approximately $69,269,000 available to offset future net capital gain, if any. The amount of carryover and the expiration dates are:

Loss Carryover                Expiration
--------------               -----------
$21,694,000                    9/30/04
  6,385,000                    9/30/05
 41,190,000                    9/30/06

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded in the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, realized gains and losses on passive foreign investment companies and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1998, the fund reclassified $25,032,805 to increase undistributed net investment income and $310,898 to increase paid-in-capital, with an increase to accumulated net realized losses of $25,343,703. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

As part of the subcustodian contract between the subcustodian bank and Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc., the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At September 30, 1998, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1998, fund expenses were reduced by $405,893 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,010 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended September 30, 1998 Putnam Mutual Funds Corp., acting as underwriter received net commissions of $129,969 and $8,772 from the sale of class A and class M shares, respectively and $543,241 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 1998 Putnam Mutual Funds Corp., acting as underwriter received $10,458 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended September 30, 1998 purchases and sales of investment securities other than short-term investments aggregated $634,288,433 and $724,701,106, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At September 30, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                                           Year ended
                                                       September 30, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     54,048,482      $ 589,265,153
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       86,345            972,298
-----------------------------------------------------------------------------
                                                54,134,827        590,237,451

Shares
repurchased                                    (64,776,138)      (702,418,905)
-----------------------------------------------------------------------------
Net decrease                                   (10,641,311)     $(112,181,454)
-----------------------------------------------------------------------------

                                                           Year ended
                                                       September 30, 1997
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                    108,467,305     $1,471,086,586
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      520,009          6,905,723
-----------------------------------------------------------------------------
                                               108,987,314      1,477,992,309

Shares
repurchased                                    (87,431,530)    (1,195,459,718)
-----------------------------------------------------------------------------
Net increase                                    21,555,784      $ 282,532,591
-----------------------------------------------------------------------------

                                                           Year ended
                                                       September 30, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     11,481,054       $125,403,283
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                           --                 --
-----------------------------------------------------------------------------
                                                11,481,054        125,403,283

Shares
repurchased                                    (14,835,531)      (162,782,350)
-----------------------------------------------------------------------------
Net decrease                                    (3,354,477)     $ (37,379,067)
-----------------------------------------------------------------------------

                                                           Year ended
                                                       September 30, 1997
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     34,368,702       $459,575,304
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      449,144          5,892,766
-----------------------------------------------------------------------------
                                                34,817,846        465,468,070

Shares
repurchased                                    (36,701,477)      (493,052,877)
-----------------------------------------------------------------------------
Net decrease                                    (1,883,631)      $(27,584,807)
-----------------------------------------------------------------------------

                                                           Year ended
                                                       September 30, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,532,571        $28,258,569
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                          187              2,093
-----------------------------------------------------------------------------
                                                 2,532,758         28,260,662

Shares
repurchased                                     (2,673,098)       (30,034,956)
-----------------------------------------------------------------------------
Net decrease                                      (140,340)       $(1,774,294)
-----------------------------------------------------------------------------

                                                           Year ended
                                                       September 30, 1997
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,569,016        $34,985,302
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       21,841            288,734
-----------------------------------------------------------------------------
                                                 2,590,857         35,274,036

Shares
repurchased                                     (2,500,814)       (34,239,969)
-----------------------------------------------------------------------------
Net increase                                        90,043        $ 1,034,067
-----------------------------------------------------------------------------



Federal tax information
(Unaudited)

For the period, interest and dividends from foreign countries were $9,811,655. Taxes paid to foreign countries were $828,511 or $.021 (for all classes of shares).

The fund has designated 8.74% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



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Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

David K. Thomas
Vice President and Fund Manager

Paul C. Warren
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Asia Pacific Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


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